RMB INVESTORS TRUST
(formerly Burnham Investors Trust)

RMB MENDON FINANCIAL SERVICES FUND
(formerly Burnham Financial Services Fund)

RMBKX (Class A)
RMBNX (Class C)

Supplement dated January 25, 2017
to the fund’s prospectus dated May 1, 2016, as supplemented July 1, 2016

The information below supplements the Prospectus of the RMB Mendon Financial Services Fund’s Class A and Class C shares, dated May 1, 2016, as supplemented July 1, 2016 (the “Prospectus”).

The following replaces the last paragraph of the “Purchase and Sale of Fund Shares” portion of the “RMB Mendon Financial Services Fund” section of “The Funds — Fund Summaries”

The availability of the fund to new investors is limited. New investors in the fund must meet certain additional requirements. For additional information about the purchase and sale of fund shares, including the additional requirements for new investors, please turn to “How to Buy Shares” in this prospectus.

The following is inserted at the end of the section entitled “How to Buy Shares.”

Limited Availability of the RMB Mendon Financial Services Fund to New Investors

Effective March 15, 2017, the availability of the RMB Mendon Financial Services Fund to new investors is limited as discussed below.

The RMB Mendon Financial Services Fund does not permit investors to pool their investments in order to meet the minimum investment eligibility requirements, except as otherwise noted below. An employee benefit plan that is a shareholder of the fund may continue to buy shares in the ordinary course of the plan’s operations, including for new plan participants. If you are or were a shareholder of the fund as of March 14, 2017 and so long as you continue to be a shareholder thereafter, you may make additional investments in the fund and reinvest your dividends and capital gain distributions in the fund unless the Adviser considers such additional purchases to not be in the best interests of the fund and its other shareholders.

Each new investor in the RMB Mendon Financial Services Fund may open a new account in the fund only if such new account meets the fund’s requirements specified above (for example, minimum initial investment) and one of the following additional requirements:

•	you are already a shareholder in the fund (in your own name or as beneficial owner of shares held in someone else’s name) (for example, a nominee, custodian or omnibus account holding shares for the benefit of an investor would not be eligible to open a new account for its own benefit or for the benefit of another customer, but the investor would be eligible to open a new account in the fund);
•	you receive shares of the fund as a gift from an existing shareholder of the fund (additional investments generally are not permitted unless you are otherwise eligible to open a new account under one of these additional requirements);
•	you are transferring or “rolling over” into the fund IRA assets from an employee benefit plan through which you held shares of the fund (if your plan doesn’t qualify for rollovers you may still open a new account with all or part of the proceeds of a distribution from the plan);
•	you are purchasing fund shares through a sponsored fee-based program and (i) shares of the fund are made available to that program pursuant to an agreement between the Trust or the Trust’s distributor, or (ii) the Trust’s distributor has notified the program’s sponsor in writing that shares may be offered through such program and has not withdrawn such notification;

•	you are an employee benefit plan or other type of corporate or charitable account sponsored by or affiliated with an organization that also sponsors or is affiliated with (or is related to an organization that sponsors or is affiliated with) another employee benefit plan or corporate or charitable account that is a shareholder of the fund;
•	you are a registered investment advisor representative or a registered representative of a broker-dealer who has at least $250,000 of client assets invested in the fund or at least $5,000,000 of client assets invested with the Adviser or the funds at the time of your application;
•	you are a client of the Adviser or you have an existing business relationship with the Adviser and, in the judgment of the Adviser, your investment in the fund would not adversely affect the Adviser’s ability to manage the fund;
•	you are a Trustee or officer of the Trust, or a partner or employee of the Adviser or its affiliates, or a member of the immediate family of any of those persons;
•	you are a client of an asset allocation program offered by certain broker dealers who have selected the fund as part of their discretionary models. Such programs must be pre-approved by the Adviser; or
•	you are a retirement plan in the process of funding or making fund selections as of March 15, 2107. These accounts must be preapproved by the Adviser.

The RMB Mendon Financial Services Fund may ask you to verify that you meet one of the additional eligibility requirements above prior to permitting you to open a new account in the fund. The fund may permit you to open a new account if the fund reasonably believes that you are eligible.

The RMB Mendon Financial Services Fund reserves the right to decline to open a new account if it believes that doing so would be in the best interests of the fund, even if you would be eligible to open a new account under these additional requirements. The fund’s ability to impose the additional requirements above with respect to accounts held by financial intermediaries may vary depending on the systems capabilities of those intermediaries, applicable contractual and legal restrictions and cooperation of those intermediaries.

The following replaces the first paragraph of “Reinstatement Privilege (Class A Shares)” under the section entitled “Transaction Policies.”

Reinstatement Privilege (Class A Shares)

A shareholder of Class A or Class C shares who has redeemed such shares and has not previously exercised the reinstatement privilege may reinvest any portion or all of the redemption proceeds in Class A shares at NAV, provided that such reinstatement occurs within 120 calendar days after such redemption and the account meets the investment requirements described under “How to Buy Shares.” This privilege may be modified or terminated at any time by the Trust.

Please retain this supplement with your Prospectus for future reference.